UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.)

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Recruiter.com Group, Inc.
(Name of Registrant as Specified In Its Charter)

____________________________________________________

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Recruiter.com Group, Inc.

500 Seventh Avenue

New York, New York 10018

(855) 931-1500

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the stockholders of Recruiter.com Group, Inc.:

We are pleased to invite you to attend our Annual Meeting of the Stockholders (the “Annual Meeting”) of Recruiter.com Group, Inc., a Nevada corporation (the “Company”), which will be held at 11:00 a.m. Eastern time on March 22, 2024, virtually at https://www.virtualshareholdermeeting.com/RCRT2024 or the following purposes:

1.

To elect seven directors to our Board of Directors to serve until the next Annual Meeting of Stockholders or until their successors have been duly elected or appointed and qualified (“Director Appointments”);

2.

To ratify the appointment of Salberg & Company, P.A. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 and for the fiscal year ending December 31, 2024  (the “Auditor Appointment”);

3.

To approve the adjournment of the Annual Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual Meeting, there are not sufficient votes to approve the Director Appointments and/or Auditor Appointment (the “Adjournment”); and

4.	To conduct any other business as may properly come before the meeting or any adjournment thereof.

The Company’s board of directors (the “Board”) has fixed the close of business on March 8, 2023 as the date (the “Record Date”) for a determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

If You Plan to Attend

Please take notice that the annual meeting of shareholders (the "Annual Meeting") of Recruiter.com Group, Inc. (the "Company") will be held on March 22, 2024, at 11:00 a.m., Eastern Standard Time. This year's Annual Meeting will be a completely "virtual meeting" of shareholders. You will be able to attend the Annual Meeting, vote and submit your questions during the Annual Meeting via live webcast by visiting https://www.virtualshareholdermeeting.com/RCRT2024. There is no pre-registration required; however, we encourage shareholders to allow adequate time to log in. You will not be able to attend the Annual Meeting in person.

By the Order of the Board of Directors

/s/ Evan Sohn
Evan Sohn
Director

Dated: March 11, 2024

Whether or not you expect to attend in person, we urge you to vote your shares at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly voting your shares via the Internet, by phone or by signing, dating, and returning the enclosed proxy card will save us the expenses and extra work of additional solicitation. An addressed envelope for which no postage is required if mailed in the United States is enclosed if you wish to vote by mail. Submitting your proxy now will not prevent you from voting your shares at the meeting if you desire to do so, as your proxy is revocable at your option. Your vote is important, so please act today!

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Recruiter.com Group, Inc.

500 Seventh Avenue

New York, New York 10018

(855) 931-1500

ANNUAL MEETING OF STOCKHOLDERS

PROXY STATEMENT

This proxy statement (the “Proxy Statement”) is being sent to the holders of shares of voting stock of Recruiter.com Group, Inc., a Nevada corporation (the “Company”), in connection with the solicitation of proxies by our Board of Directors (the “Board”) for use at the Annual Meeting of Stockholders of the Company which will be held at 11:00 a.m. eastern time on March 22, 2024, virtually at https://www.virtualshareholdermeeting.com/RCRT2024 (the “Annual Meeting”).

QUESTIONS AND ANSWERS REGARDING THE ANNUAL MEETING OF STOCKHOLDERS

Who is entitled to vote at the Annual Meeting?

The Board has fixed the close of business on March 8, 2024 as the record date (the “Record Date”) for a determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were (i) 1,462,570 shares of common stock, par value $0.0001 per share (“Common Stock”) of the Company.

What matters will be voted on at the Annual Meeting?

The three (3) proposals that are scheduled to be considered and voted on at the Annual Meeting are as follows:

1.

To elect seven directors to our Board of Directors to serve until the next Annual Meeting of Stockholders or until their successors have been duly elected or appointed and qualified (“Director Appointments”);

2.

To ratify the appointment of Salberg & Company, P.A. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 and for the fiscal year ending December 31, 2024   (the “Auditor Appointment”); and

3.

To approve the adjournment of the Annual Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual Meeting, there are not sufficient votes to approve the Director Appointments and/or Auditor Appointment (the “Adjournment”).

Why are we seeking stockholder approval for these proposals?

Proposal No. 1: The Nevada Revised Statutes, as amended, require corporations to hold elections for directors each year.

Proposal No. 2: The Company appointed Salberg & Company, P.A. to serve as the Company’s independent auditors for the 2024 fiscal year. The Company elects to have its stockholders ratify such appointment.

Proposal No. 3: To provide the Company additional opportunities to receive approval for Proposal Numbers 1 and 4 if necessary.

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What are the Board’s voting recommendations?

The Board of Directors recommends that you vote “FOR” the Director Appointments, “FOR” the Auditor Appointment, and “FOR” the Adjournment.

What is the difference between holding shares as a record holder and as a beneficial owner?

If your shares are registered in your name with the Company’s transfer agent, Pacific Stock Transfer (as successor to Philadelphia Stock Transfer), you are the “record holder” of those shares. If you are a record holder, these proxy materials have been provided directly to you by the Company.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials have been forwarded to you by that organization. As the beneficial owner, you have the right to instruct this organization on how to vote your shares.

Who may attend the Annual Meeting?

Record holders and beneficial owners may attend the Annual Meeting. If your shares are held in street name, you will need a “legal proxy” from your brokerage firm, bank, dealer or other similar organization when you register for the Annual Meeting showing your stock ownership as of the Record Date. Please see below for instructions on how to vote at the Annual Meeting if your shares are held in street name.

How do I vote?

If you are a stockholder of record, you may:

1.	Vote by Internet. The website address for Internet voting is on your proxy card.

2.	Vote by phone. The phone number for phone voting is on your proxy card.

3.	Vote by fax. The fax number for fax voting is on your proxy card.

4.	Vote by mail. Mark, date, sign and mail promptly the enclosed proxy card.

5.	Vote at the Annual Meeting. Register, attend virtually and vote at the Annual Meeting. If you vote by phone, fax or internet, please DO NOT mail your proxy card.

If you are a beneficial owner, you must follow the voting procedures of your nominee included with your proxy materials. If your shares are held by a nominee and you intend to vote at the Annual Meeting, please have a legal proxy from your nominee authorizing you to vote your shares when you register for the Annual Meeting.

What constitutes a quorum?

To carry on the business of the Annual Meeting, we must have a quorum. A quorum is present when one-third of the voting power of the issued and outstanding capital stock of the Company, as of the Record Date, is represented in person or by proxy. Shares owned by the Company are not considered outstanding or considered to be present at the Annual Meeting. Broker non-votes and abstentions are counted as present for the purpose of determining the existence of a quorum. As of the Record Date, there are a total of 1,462,570 votes that may be voted on each matter that may come before the Annual Meeting. The quorum is therefore 487,523 votes.

What happens if the Company is unable to obtain a quorum?

If a quorum is not present to transact business at the Annual Meeting or if we do not receive sufficient votes in favor of the proposals by the date of the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit continued solicitation of proxies.

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What is a “broker non-vote”?

Broker non-votes occur with respect to shares held in “street name,” in cases where the record owner (for instance, the brokerage firm or bank) does not receive voting instructions from the beneficial owner and the record owner does not have the authority to vote those shares on a proposal.

Various national and regional securities exchanges applicable to brokers, banks, and other holders of record determine whether the record owner (for instance, the brokerage firm, or bank) is able to vote on a proposal if the record owner does not receive voting instructions from the beneficial owner. The record owner may vote on proposals that are determined to be routine under these rules and may not vote on proposals that are determined to be non-routine under these rules. If a proposal is determined to be routine, your broker, bank, or other holder of record is permitted to vote on the proposal without receiving voting instructions from you. The proposal to ratify the Auditor Appointment (Proposal 4) and the proposal to approve the Adjournment (Proposal 5) are routine matters and the record owner may vote your shares on these proposals if it does not get instructions from you.

The proposal for the Director Appointments (Proposal 1) is non-routine and the record owner may not vote your shares on any of these proposals if it does not get instructions from you. If you do not provide voting instructions on these matters, a broker non-vote will occur. Broker non-votes, as well as abstentions, will each be counted towards the presence of a quorum but will not be counted towards the number of votes cast for any proposal.

How many votes are needed for each proposal to pass?

	Proposals	Vote Required
(1)	Approve the Director Appointments	Affirmative vote of a plurality of the shares of the voting power present. The seven persons receiving the greatest number of votes will be elected as directors.
(2)	Approve the Auditor Appointment	Majority of the voting power present in person or by proxy and entitled to vote on the matter
(3)	Approve the Adjournment.	Majority of the voting power present in person or by proxy and entitled to vote on the matter

What constitutes outstanding shares entitled to vote?

At the close of business on the Record Date, there were 1,462,570 outstanding and entitled to vote, including: (i) 1,462,570 shares of Common Stock and (ii) 0 votes as a result of the shares of Preferred Stock outstanding as of the Record Date.

Is broker discretionary voting allowed and what is the effect of broker non-votes?

Broker
		Discretionary	Effect of Broker Non-
	Proposals	Vote Allowed	Votes on the Proposal
(1)	Approve the Director Appointments	No	None
(2)	Approve the Auditor Appointment	Yes	None
(3)	Approve the Adjournment	Yes	None

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What is an Abstention?

An abstention is a stockholder’s affirmative choice to decline to vote on a proposal. Under Nevada law, abstentions are counted as shares present and entitled to vote at the Annual Meeting. Generally, unless provided otherwise by applicable law, our Bylaws provide that an action of our stockholders (other than the election of directors) is approved if a majority of the number of shares of stock entitled to vote thereon and present (either in person or by proxy) vote in favor of such action. Votes marked as “ABSTAIN” on Proposal 1 will have no effect because directors are elected by plurality voting.

What are the voting procedures?

You may vote in favor of each proposal or against each proposal, or in favor of some proposals and against others, or you may abstain from voting on any of these proposals. You should specify your respective choices on the accompanying proxy card or your voting instruction form.

Is my proxy revocable?

You may revoke your proxy and reclaim your right to vote up to and including the day of the Annual Meeting by giving written notice to the Corporate Secretary of the Company, by delivering a proxy card dated after the date of the proxy or by voting in person at the Annual Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: Recruiter.com Group, Inc., 500 Seventh Avenue, New York, New York 10018, Attention: Corporate Secretary.

Who is paying for the expenses involved in preparing and mailing this proxy statement?

All of the expenses involved in preparing, assembling and mailing these proxy materials and all costs of soliciting proxies will be paid by the Company. In addition to the solicitation by mail, proxies may be solicited by the Company’s officers and regular employees by telephone or in person. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in so doing. We may hire an independent proxy solicitation firm.

Could other matters be decided at the Annual Meeting?

Other than the Director Appointments, the Auditor Appointment, and the Adjournment proposal, no other matters will be presented for action by the stockholders at the Annual Meeting.

Do I have dissenters’ (appraisal) rights?

Appraisal rights are not available to the Company’s stockholders with any of the proposals brought before the Annual Meeting.

Interest of Officers and Directors in Matters to Be Acted Upon

None of the officers or directors have any interest in any of the matters to be acted upon at the Annual Meeting.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSALS 1, 2 AND 3.

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PROPOSAL 1. ELECTION OF DIRECTORS

Our Board is currently composed of seven (7) members. Directors hold office until the next Annual Meeting of Stockholders or until their earlier death, resignation, or removal, or until their successors are elected and qualified.

Information Regarding our Directors

Our Corporate Governance and Nominating Committee (the “Nominating Committee”) recommended, and our Board of Directors approved Evan Sohn, Miles Jennings, Tim O’Rourke, Douglas Roth, Wallace D. Ruiz, Deborah Leff, Robert Heath and Steve Pemberton as nominees for election as directors at the 2023 Annual Meeting to hold office for a one-year term until our Annual Meeting of Stockholders to be held in 2024.  On March 7, 2024, the Board accepted the resignations of Robert Heath and Tim O’Rourke, and appointed Granger Whitelaw and Lillian Mbeki, respectively, to fill their vacancies on the Board.

The director nominees have consented to be named as nominees in this proxy statement and have agreed to serve as directors if elected. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the seven (7) nominees named below. If any director nominee of the Company is unable or declines to serve as a director at the Annual Meeting, the proxies will be voted for any nominee designated by the present Board to fill the vacancy. The Board has no reason to believe that any of the nominees will be unavailable for election. The elected directors will hold office until the next Annual Meeting of Stockholders or until their earlier death, resignation, or removal, or until their successors are elected and qualified. There are no arrangements or understandings between any of our directors and any other person under which any director was selected to serve as a director of our Company. There are no family relationships among our directors or officers.

The following sets forth the persons nominated by the Board for election and certain information concerning those individuals:

Director Nominee	Age	Position	Director Since
Evan Sohn	56	Director	April 2019
Granger Whitelaw	57	Chief Executive Officer and Director	March 2024
Miles Jennings	46	Interim Chief Financial Officer and Director	April 2019
Lillian Mbeki		Director	March 2024
Deborah Leff	56	Director	August 2020
Steve Pemberton	57	Director	March 2021
Wallace D. Ruiz	72	Director	May 2018

Evan Sohn – Mr. Sohn has served as the Company’s Chief Executive Officer since July 2020 and Executive Chairman since April 2019. He served as Vice President of Sales at Veea Inc., a company offering a platform-as-a-service (PaaS) platform for computing, mobile payment, point of sale, and retail solutions, from April 2018 until June 2020. Prior to joining Veea Inc., from September 2015 to April 2018, Mr. Sohn served as the Vice President of Sales at Poynt Inc., a company developing and marketing Poynt, a platform for next generation payments. Prior to that, from April 2012 to September 2015, Mr. Sohn was the Vice President of Sales at VeriFone, Inc., a company designing, marketing, and servicing electronic payment systems. Mr. Sohn is also the co-founder and Vice President of the Sohn Conference Foundation, a non-for-profit dedicated to the treatment and cure of pediatric cancer and related childhood diseases. He is a graduate of the NYU Stern School of Business with a degree in computer information systems and management.

Miles Jennings – Mr. Jennings has served as the Company’s Chief Executive Officer, Chief Operating Officer and President since 2020 and until March 2024. Prior to that, Mr. Jennings founded the Company and served as the Chief Executive Officer of Recruiter.com, Inc. from 2015 until October 2017, and then as Chief Executive Officer of Truli Technologies, Inc. and its subsidiary, VocaWorks, Inc., from then until March 2019, when Truli Technologies merged with Recruiter.com, Inc. Mr. Jennings served as Chief Executive Officer of the merged company, Recruiter.com Group, Inc. through July 1, 2020, when he moved into the role of President and Chief Operating Officer. Mr. Jennings has worked in the recruiting and online recruiting industry since 2003 at employers including Modis, an Adecco division, and Indeed.com. He is a graduate of Trinity College in Hartford, CT with a degree in philosophy.

Granger Whitelaw –. Mr. Whitelaw has served as the Company’s Chief Executive Officer since March, 2024. Prior to that, Mr. Whitelaw was appointed as a director of GoLogiq, Inc. effective March 15, 2022. Currently based in Vietnam, Mr. Whitelaw is a serial entrepreneur who has successfully built and advised many businesses in Media, Aviation, Racing, Entertainment, Software, Technology, Consumer Products, and Real Estate in the U.S and countries around the world. Mr. Whitelaw has raised over $3.4 Billion for independent projects over his career and completed many mergers, acquisitions, public offerings and private equity financings. Along with a strong background in Finance and Operations, Mr. Whitelaw’s core strengths are Strategy, Sales, Marketing, Mergers/Acquisitions, Governance and Corporate Development.

Lillian Mbeki – Ms. Mbeki has served on the Board since March 2024. Ms. Mbeki has been the Chief Executive Officer of ELLEM Marketing & Communications LTD since July 2013. She was awarded a Doctorate in Business Administration from Edinburgh Business School, Herriot Watt University, UK in 2015, a Master of Science in Health Systems Management from Kenyatta University, Kenya in 2011, a MBA with Specialism in Strategy & Negotiation from Edinburgh Business School, Herriot Watt University, UK in 2011 and a Bachelor of Science in Nursing from University of Nairobi, Kenya in 2000.

Deborah S. Leff – Ms. Leff has served on the Board since August 2020. Ms. Leff has served as a Global Leader at IBM since October 2012 and most recently held the position of Global Industry CTO for Data Science and AI. Ms. Leff was selected for appointment to the Board for her experience with successfully implementing artificial intelligence and machine learning projects to drive strategic outcomes. Ms. Leff has worked with senior leaders of Fortune 1000 companies to gain critical insights from data to drive customer experience and optimize business operations. In addition, Ms. Leff has built and run global sales teams and brings experience and expertise in sales management and sales execution. Ms. Leff is also the Founder of Girls Who Solve, a STEM education program for high school girls that focuses on how data science and technology can be used to solve a range of challenges in both for-profit and nonprofit organizations.

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Steve Pemberton – Mr. Pemberton has served on the Board since March 2021. Mr. Pemberton has served as chief human resources officer of Workhuman, a provider of cloud-based human capital management solutions since December 2017. In such capacity, Mr. Pemberton works with HR leaders and senior management executives worldwide to help build inspiring workplaces where every employee feels recognized, respected, and appreciated for who they are and what they do. He champions and promotes the Workhuman movement to inspire HR leaders to embrace more humanity and foster a sense of purpose in the workplace. Prior to joining Workhuman, Mr. Pemberton served as VP Diversity and Inclusion, Chief Diversity Officer at Walgreens Boots Alliance (and as Chief Diversity Officer at its predecessor Walgreens) from 2011 to 2017 and as VP, Chief Diversity Officer at Monster.com from 2005 to 2010. In 2015, Mr. Pemberton was appointed by United States Secretary of Labor Thomas Perez to serve on the Advisory Committee for the Competitive Integrated Employment of People with Disabilities. Mr. Pemberton earned his undergraduate and graduate degrees at Boston College and serves on several nonprofit boards, including UCAN and Disability:IN, in addition to his own A Chance in the World Foundation, the non-profit he founded to help young people aging out of the foster care system.

Wallace D. Ruiz – Mr. Ruiz has served on the Board since May 2018. Mr. Ruiz Chief Executive Officer served as the Chief Financial Officer of Inuvo, Inc. (NYSE: INUV), an advertising technology company based in Little Rock, AR since June 2010. Mr. Ruiz was selected for appointment to the Board for his experience with public companies as well as his accounting skills. Mr. Ruiz is a Certified Public Accountant in the State of New York. He is a graduate of St. John’s University with a degree in computer science and Columbia University with a MBA in finance and accounting.

Family Relationships

There are no family relationships among our directors and/or executive officers.

Director Independence

Our Board has reviewed the materiality of any relationship that each of our directors has with us, either directly or indirectly. Based on this review, our Board has affirmatively determined that each of Mr. Ruiz, Mr. Pemberton, Ms. Ms. Leff, and Ms. Mbeki, current members of our Board, meet the independence requirements under the Listing Rules of The Nasdaq Stock Market LLC (the “Nasdaq Listing Rules”).

Board Committees

The Board currently has the following standing committees: the Audit Committee, the Compensation Committee, and the Nominating Committee.

The following table identifies the independent and non-independent current Board and committee members:

Name	Audit	Compensation	Nominating	Independent
Evan Sohn
Miles Jennings
Deborah Leff	X	X		X
Granger Whitelaw
Wallace D. Ruiz	Chairman			X
Lillian Mbeki	X	X	X	X
Steve Pemberton			X	X

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Board and Committee Meetings

During the year ended December 31, 2023, the Board had nine meetings, the Audit Committee had four meetings, the Compensation Committee had two meetings, and the Nominating Committee had zero meetings.

There were no directors (who were incumbent at the time), who attended fewer than 75 percent of the aggregate total number of Board meetings and meetings of the Board committees of which the director was a member during the applicable period.

Audit Committee

Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. The Audit Committee reviews the Company’s financial reporting process on behalf of the Board and administers our engagement of the independent registered public accounting firm. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of its examinations, the evaluations of our internal controls, and the overall quality of our financial reporting.

Audit Committee Financial Expert

Our Board has determined that Mr. Ruiz is qualified as an Audit Committee Financial Expert, as that term is defined under the rules of the Securities and Exchange Commission (the “SEC”) and in compliance with the Sarbanes-Oxley Act.

Compensation Committee

The function of the Compensation Committee is to determine the compensation of our executive officers. The Compensation Committee has the power to set performance targets for determining annual bonuses payable to executive officers and may review and make recommendations with respect to stockholder proposals related to compensation matters.

Nominating Committee

The responsibilities of the Nominating Committee include the identification of individuals qualified to become Board members, the selection of nominees to stand for election as directors, the oversight of the selection and composition of committees of the Board, establishing procedures for the nomination process, oversight of possible conflicts of interests involving the Board and its members, developing corporate governance principles, and the oversight of the evaluations of the Board and management. The Nominating Committee has not established a policy with regard to the consideration of any candidates recommended by stockholders. If we receive any stockholder recommended nominations, the Nominating Committee will carefully review the recommendation(s) and consider such recommendation(s) in good faith.

Board Diversity

While we do not have a formal policy on diversity, our Board considers diversity to include the skill set, background, reputation, type and length of business experience of our Board members as well as a particular nominee’s contributions to that mix. Our Board believes that diversity promotes a variety of ideas, judgments and considerations to the benefit of our Company and stockholders. Although there are many other factors, the Board primarily focuses on public company board experience, knowledge of the recruiting industry, or background in finance or technology, and experience operating growing businesses. Our current Board Diversity Matrix can be found at our investor website at https://investors.recruiter.com/board-diversity-matrix.

Board Leadership Structure

Our Board has not adopted a formal policy regarding the separation of the offices of Chief Executive Officer and Chairman of the Board. Rather, the Board believes that different leadership structures may be appropriate for our Company at different times and under different circumstances, and it prefers flexibility in making this decision based on its evaluation of the relevant facts at any given time.

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Board Role in Risk Oversight

Our Board bears responsibility for overseeing our risk management function. Our management keeps the Board apprised of material risks and provides to directors access to all information necessary for them to understand and evaluate the effect of these risks, individually or in the aggregate, on our business, and how management addresses them. Our Executive Chairman works closely together with the Board once material risks are identified on how to best address such risks. If the identified risks present an actual or potential conflict with management, our independent directors may conduct the assessment.

Code of Ethics

Our Board has adopted a Code of Ethics that applies to all of our employees, including our Chief Executive Officer and Chief Financial Officer. Although not required, the Code of Ethics also applies to our directors. The Code of Ethics provides written standards that we believe are reasonably designed to deter wrongdoing and promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships, full, fair, accurate, timely and understandable disclosure and compliance with laws, rules and regulations, including insider trading, corporate opportunities and whistleblowing or the prompt reporting of illegal or unethical behavior. We will provide a copy of our Code of Ethics, without charge, upon request in writing to Recruiter.com Group, Inc. at 123 Farmington Avenue Suite 252 Bristol CT 06010, Attention: Corporate Secretary.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, executive officers, and persons who own more than 10% of our Common Stock to file initial reports of ownership and changes in ownership of our Common Stock with the SEC. These individuals are required by the regulations of the SEC to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the copies of the forms furnished to us none of our directors, executive officers, and persons who own more than 10% of our Common Stock failed to comply with Section 16(a) filing requirements, except an unreported grant of stock options for each of Messrs. Sohn, Jennings, Pemberton, and Heath and Ms. Krandel, one late reported open market purchase by Mr. Sohn, one unreported open market purchase of units by Messrs. Ruiz and Heath in connection with our July 2021 underwritten public offering, and a late Form 3 filing for each of Messrs. Pemberton and Heath.

Hedging Policy

We do not currently have any practices or policies regarding hedging or offsetting any decrease in the market value of our equity securities.

Communication with our Board

Although we do not have a formal policy regarding communications with the Board, stockholders may communicate with the Board by writing to us at Recruiter.com Group, Inc., 500 Seventh Avenue, New York, New York 10018, Attention: Corporate Secretary. Stockholders who would like their submission directed to a member of the Board may so specify, and the communication will be forwarded, as appropriate.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL OF THE NOMINEES FOR ELECTION AS DIRECTORS.

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PROPOSAL 2. RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has appointed Salberg & Company, P.A. (“Salberg”) as our independent registered accounting firm for the fiscal year ending December 31, 2023 and for the fiscal year ending December 31, 2024. We are not required to seek stockholder approval for the appointment of our independent registered public accounting firm, however, the Audit Committee and the full Board believe it is sound corporate practice to seek such approval. If the appointment is not ratified, the Audit Committee will investigate the reasons for stockholder rejection and will re-consider the appointment. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change would be in the best interests of us and our stockholders.

Representatives of Salberg are not expected to be present at the Annual Meeting. However, we will provide contact information for Salberg to any stockholders who would like to contact the firm with questions.

Fees Billed to the Company in fiscal years 2023 and 2022

The following table provides detail about fees for professional services rendered to us by Salberg & Company, P.A., our independent registered public accounting firm engaged to provide accounting services for the fiscal year ended December 31, 2023 and 2022.

	Fiscal Year	Fiscal Year
	Ended	Ended
	December 31,	December 31,
	2023	2022
Audit fees	$132,100	$159,800
Audit related fees	5,900	9,300
Tax fees	-	-
All other fees	-	-
Total	$138,000	$169,100

Audit Fees - This category includes the audit of our annual financial statements, review of financial statements included in our quarterly reports on Form 10-Q and services that are normally provided by the independent registered public accounting firm in connection with engagements for those fiscal years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements.

Audit-Related Fees - This category consists of assurance and related services by the independent registered public accounting firm that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under “Audit Fees.” The services for the fees disclosed under this category include consultation regarding our correspondence with the Securities and Exchange Commission, review of registration statements and other accounting consulting.

Tax Fees - This category consists of professional services rendered for tax compliance and tax advice. The services for the fees disclosed under this category include tax return preparation and technical tax advice.

All Other Fees - This category consists of fees for other miscellaneous items.

Policy on Pre-Approval of Audit and Permissible Non-audit Services of Independent Auditors

Consistent with the SEC policies regarding auditor independence, our Board has responsibility for appointing, setting compensation and overseeing the work of the independent auditor. In recognition of this responsibility, our Board has established a policy to pre-approve all audit and permissible non-audit services provided by the independent auditor.

Prior to engagement of the independent auditor for the next year’s audit, management will submit an aggregate of services expected to be rendered during that year for each of the following four categories of services to the Board for approval.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THIS PROPOSAL 2.

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PROPOSAL 3. APPROVAL OF THE ADJOURNMENT

General

The Company is asking stockholders to approve, if necessary, adjournment of the Annual Meeting to solicit additional proxies in favor of the Director Appointments and/or the Auditor Appointment. Any adjournment of the Annual Meeting for the purpose of soliciting additional proxies will allow stockholders who have already sent in their proxies to revoke them at any time prior to the time that the proxies are used.

Vote Required

The affirmative vote of a majority of the voting power present or represented by proxy is required to approve the Adjournment proposal. Abstentions represent the voting power present under the Company’s bylaws, and accordingly will have the same effect as a vote “AGAINST” the outcome of this Proposal 5.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THIS PROPOSAL 3.

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EXECUTIVE AND DIRECTOR COMPENSATION

Summary Compensation Table

The following information is related to all plan and non-plan compensation awarded to, earned by, or paid by us for the years ended December 31, 2023 and December 31, 2022, for all individuals serving as our principal executive officer or acting in a similar capacity during the year ended December 31, 2023, and our two most compensated executive officers, other than the principal executive officer, serving at December 31, 2023 whose total compensation exceeded $100,000 (the “Named Executive Officers”).

Summary Compensation Table

						Non-Equity
Name and				Stock	Option	Incentive Plan	All Other
Principal		Salary	Bonus	Awards	Awards	Compensation	Compensation
Position	Year	($)	($)	($)(1)	($)(1)	($)	($)	Total ($)

Evan Sohn	2023	140,000	-	-	-	-	-	140,000
Executive
Chairman and Chief Executive
Officer (2)	2022	194,000	-	-	245,436	90,000	-	529,436
Miles Jennings	2023	182,000	-	-	-	-	-	182,000
President and
Chief Operating
Officer (3)	2022	208,584	-	-	123,293	45,000	-	376,877
Judy Krandel	2023	-	-	-	-	-	-	-
Chief Financial
Officer (4)	2022	236,952	-	-	96,596	84,193	-	417,741

(1)

The amounts in this column represent the fair value of each award as of the grant date as computed in accordance with FASB ASC Topic 718 and the SEC disclosure rules. Pursuant to SEC rules, the amounts shown disregard the impact of estimated forfeitures related to service-based vesting conditions and do not reflect the actual economic value realized by the Named Executive Officer. The assumptions used in calculating the grant date fair value of stock awards and option awards may be found in Note 1 to our audited financial statements included in this Annual Report on Form 10-K.

(2)	Mr. Sohn served as our Chief Executive Officer from June 2020 until June 2023, and Executive Chairman until March 2024

(3)

Mr. Jennings has served as our President and Chief Operating Officer from June 2020 until March 2024. He served as Chief Executive Officer from October 2017 to June 2020. He served as Chief Executive Officer and Interim Chief Financial Officer from June 2023 until March 2024.

(4)	Ms. Krandel served as our Chief Financial Officer from June 2020 until September 2023.

Named Executive Officer Employment Agreements

In February 2024, the Board of Directors entered into an agreement with Evan Sohn and Miles Jennings to eliminate the severance and certain bonus and target portions of their Employment Agreements in exchange for equity compensation

Executive Incentive Program

Performance Bonuses

For fiscal 2023, each of our named executive officers was eligible to receive an award under the annual executive cash incentive program as follows per the terms of their respective employment agreements: (i) up to 150% of annual base salary for Mr. Sohn, and (ii) up to 75% of annual base salary for Mr. Jennings. The performance bonuses, as well as severance payments, were canceled in lieu of equity grants.

Equity Awards

The Compensation Committee has the authority to grant discretionary equity awards to our executive officers, including our non-statutory stock options, under the 2017 Plan and our 2021 Equity Incentive Plan (the “2021 Plan”).

In Fiscal year 2022 and 2023, the Compensation Committee approved the following grants to our Named Executive Officers, including 125,000 option shares to Miles Jennings on 8/30/2022, 250,000 option shares to Evan Sohn on 8/30/2022, 75,000 option shares to Judy Krandel on 8/30/2022 and an additional 50,000 option shares on 6/8/2023.

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Outstanding Equity Awards at December 31, 2023

The following table sets forth certain information regarding unexercised options, shares that have not vested, and equity incentive plan awards for each Named Executive Officer as of December 31, 2023:

	Outstanding Equity Awards At Fiscal Year-End
	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options # Exercisable	Number of Securities Underlying Unexercised Options # Unexercisable		Option Exercise Price	Option Expiration date	Number of shares of stock that have not vested	Market Value of Shares of Stock That Have Not Vested
Evan Sohn
	1,158	-		132.00	1/31/2024	-	-
	12,031	-		240.00	5/12/2024	-	-
	1,021	-		54.38	12/21/2024	-	-
	6,667	-		68.85	9/12/2026	-	-
	11,115	5,552	(1)	19.65	8/29/2027	-	-

Miles Jennings						-	-
	1,362	-		54.38	12/21/2024	-	-
	6,667	-		68.85	9/12/2026	-	-
	5,555	2,778	(1)	19.65	8/29/2027	-	-

(1)	Options vest monthly over a two-year period in equal installments, ending on August 30, 2024

Compensation of Non-Employee Directors

We do not compensate employees for serving as members of our Board. Our non-employee directors receive compensation for their service as directors and members of committees of the Board, consisting of cash and equity awards. In January 2021, our Compensation Committee approved an annual retainer to be paid to each non-employee director in the amount of $20,000 in cash. In January 2022, the Board also approved an incremental stipend of $5,000 to all committee chairpersons, $3,500 for all non-chairperson members of the audit committee, and $2,500 for all non-chairperson members of the nominating and compensation committee. With respect to our non-employee directors, the Board approved one-year stock options to purchase 15,000 shares of our Common Stock at an exercise price of $2.40 for the year 2021. The options shall vest in equal quarterly amounts beginning on the effective date and ending on the first anniversary of the effective date of the grant. In addition, directors are reimbursed for reasonable expenses incurred in attending meetings and carrying out duties as board and committee members. Under the 2017 and 2021 Plans, our non-employee directors receive grants of stock options as compensation for their services on the Board.

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For the year ended 2023, our non-employee directors were compensated as follows in the table below:

		Fees Earned
		or		All
		Paid in	Option	Other
		Cash	Awards	Compensation	Total
Name (1)	Year	($)	($)(2)	($)	($)
Deborah Leff	2023	25,000	-	-	25,000
	2022	25,000	75,251	-	100,251
Timothy O’Rourke	2023	20,000	-	-	20,000
	2022	20,000	75,251	-	95,251
Douglas Roth	2023	33,500	-	-	33,500
	2022	33,500	75,251	-	108,751
Wallace D. Ruiz	2023	30,000	-	-	30,000
	2022	30,000	75,251	-	105,251
Steve Pemberton	2023	22,500	-	-	22,500
	2022	22,500	75,251	-	97,751
Robert Heath	2023	26,000	-	-	26,000
	2022	26,000	75,251	-	101,251

(1)

Because our employees do not receive additional compensation for their service on the Board, Messrs. Sohn and Jennings are omitted from this table. Compensation of Messrs. Sohn and Jennings is fully reflected in the Summary Compensation Table.

(2)	Amounts reported represent the aggregate grant date fair value of awards granted, computed in accordance with ASC 718.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Except as specifically noted, the following table sets forth information with respect to the beneficial ownership of our Common Stock as of March 7, 2024 of:

•	each of our directors and executive officers; and

•	each person known to us to beneficially own 5% of our Common Stock on an as-converted basis.

The calculations in the table are based on 1,462,570 common shares issued and outstanding as of March 7, 2024.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, we have included shares that the person has the right to acquire within 60 days, including through the exercise of any option, warrant or other right or the conversion of any other security. These shares, however, are not included in the computation of the percentage ownership of any other person.

Unless otherwise indicated, the address for each beneficial owner listed in the table below is c/o Recruiter.com Group, Inc., 500 Seventh Ave., New York, New York 10018.

Name of Beneficial Owner (1)	No. of Shares Beneficially Owned	% of Class
Evan Sohn (2)	72,822	5.0%
Miles Jennings (3)	79,964	5.5%
Josh McBride (4)	1,585	*
Deborah Leff (5)	5,500	*
Tim O’Rourke (6)	25,394	1.7%
Wallace Ruiz (7)	5,538	*
Steve Pemberton (8)	5,222	*
Robert Heath (9)	5,866	*
Xuan Smith (10)	893	*
Douglas Roth (11)	5,271	*
5% Stockholders
Cede & Co (13)	1,140,370	77.97%

*	Less than 1%.
(1)

This does not include information regarding the sole holder of Series E Preferred Stock as a separate class. The holder of Series E Preferred Stock votes together with the holders of Common Stock on all matters on an as converted basis, subject to the 9.99% beneficial ownership limitation, as applicable.

(2)

Evan Sohn is the Director. Includes 31,992 and 14,773 shares of our Common Stock issuable upon exercise of stock options and vesting of restricted stock units respectively that are vested or vesting within 60 days from March 7, 2024.

(3)	Miles Jennings is the President and Chief Operating Officer. Includes 13,584 shares issuable upon exercise of stock options that are vested or vesting within 60 days from March 7, 2024.
(4)	Includes 1,585 shares of our Common Stock issuable upon exercise of stock options that are vested or vesting within 60 days from March 7, 2024.
(5)	Includes 5,500 shares of Common Stock issuable upon exercise of stock options that are vested or vesting within 60 days from March 7, 2024.
(6)

Includes (i) 20,123 shares of our Common Stock beneficially owned by Icon Information Consultants, LP, of which Mr. O’Rourke is the Managing Director, and (ii) 5,271 shares of our Common Stock issuable upon exercise of stock options that have vested or vesting within 60 days from March 7, 2024. Mr. O’Rourke disclaims beneficial ownership of the shares beneficially owned by Icon Information Consultants, LP, except to the extent of his pecuniary interest therein.

(7)

Includes 5,271 shares of our Common Stock issuable upon exercise of stock options that have vested or vesting within 60 days from March 7, 2024, and 267 shares of our Common Stock issuable upon exercise of our common stock purchase warrants.

(8)	Includes 5,222 shares of Common Stock issuable upon exercise of stock options that are vested or vesting within 60 days from March 7, 2024.
(9)

Includes 5,333 shares of our Common Stock issuable upon exercise of stock options that have vested or vesting within 60 days from March 7, 2024 and 533 shares of our Common Stock issuable upon exercise of our common stock purchase warrants.

(10)	Includes 893 shares of Common Stock issuable upon exercise of stock options that are vested or vesting within 60 days from March 7, 2024.
(11)	Includes 5,271 shares of our Common Stock issuable upon exercise of stock options that have vested or vesting within 60 days from March 7, 2024.

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Securities Authorized for Issuance under Equity Compensation Plans

The following table sets forth information as of December 31, 2023 with respect to our compensation plans under which equity securities may be issued.

Number of
Securities
Remaining
Available for
	Number of		Future
	Securities	Weighted-	Issuance
	to be Issued	Average	under Equity
	upon Exercise	Exercise	Compensation
	of	Price of	Plans
	Outstanding	Outstanding	(Excluding
	Options,	Options,	Securities
	Warrants	Warrants	Reflected in
Plan Category	and Rights	and Rights	Column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders:

2017 Equity Incentive Plan (1)	71,079	46.65	16,121
2021 Equity Incentive Plan (1)	143,259	37.15	85,271
Equity compensation plans not approved by security holders
Total	214,338	39.76	101,392

(1)	The weighted average exercise price relates to the options only. RSUs were excluded as they have no exercise price.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The following includes a summary of transactions since January 1, 2023 to which we have been a party in which the amount involved exceeded or will exceed the lesser of $120,000 or one percent of the average of our total assets at year end for the last two completed fiscal years, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements, which are described under “Executive and Director Compensation.

There have been no applicable transactions since January 1, 2023.

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STOCKHOLDER PROPOSALS TO BE PRESENTED AT THE NEXT ANNUAL MEETING

For a stockholder proposal to be considered for inclusion in our proxy statement for the 2024 annual meeting, the corporate secretary must receive the written proposal at our principal executive offices no later than the deadline stated below. Such proposals must comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

Recruiter.com Group, Inc.

500 Seventh Avenue

New York, New York 10018

Attention: Corporate Secretary

Under Rule 14a-8, to be timely, a stockholder’s notice must be received at our principal executive offices not less than 120 calendar days before the date of our proxy statement release to stockholders in connection with the previous year’s annual meeting. However, if we did not hold an annual meeting in the previous year or if the date of next year’s annual meeting has been changed by more than 30 days from the date of the previous year’s annual meeting, then the deadline is a reasonable time before we begin to print and send our proxy materials. Therefore, stockholder proposals intended to be presented at the 2023 annual meeting must be received by us at our principal executive office no later than 120 days prior to the anniversary date that proxy material for this year’s meeting were sent in order to be eligible for inclusion in our 2023 proxy statement and proxy relating to that meeting, which will be February 17, 2023. Any stockholder proposal submitted outside the processes of Rule 14a-8 under the Securities Exchange Act of 1934 for presentation at our 2023 annual meeting will be considered untimely for purposes of Rule 14a-4 and 14a-5 if notice thereof is not received by the Company in writing by 45 days prior to the anniversary of the date that proxy materials are sent to stockholders, which will be May 3, 2023. Upon receipt of any proposal, we will determine whether to include such proposal in accordance with regulations governing the solicitation of proxies.

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You may propose director candidates for consideration by the Board’s Corporate Governance and Nominating Committee. Any such recommendations should include the nominee’s name and qualifications for Board membership, information regarding the candidate as would be required to be included in a proxy statement filed pursuant to SEC regulations, and a written indication by the recommended candidate of her or his willingness to serve, and should be directed to the Corporate Secretary at our principal executive offices within the time period described above for proposals other than matters brought under SEC Rule 14a-8.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

As required, we have filed our 2023 10-K with the SEC. Stockholders may obtain, free of charge, a copy of the 2023 10-K by writing to us at 500 Seventh Avenue, New York, New York 10018, Attention: Corporate Secretary, or from our website, https://investors.recruiter.com/.

STOCKHOLDERS SHARING THE SAME LAST NAME AND ADDRESS

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. We and some brokers household proxy materials, delivering a single proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they are or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you currently receive multiple proxy statements and would prefer to participate in householding, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to 500 Seventh Avenue, New York, New York 10018, Attention: Corporate Secretary.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. Such filings are made available on our Internet website, www.recruiter.com, as soon as reasonably practicable after they are filed with, or furnished to, the SEC. The information on our website is not, and shall not be deemed to be, a part of this Proxy Statement or incorporated into any other filings we make with the SEC. The SEC maintains an Internet site, www.sec.gov, which contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC, including the Company.

By Order of the Board of Directors,

/s/ Evan Sohn
Name:	Evan Sohn
Title:	Director

March 11, 2024

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RECRUITER.COM GROUP, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL Meeting OF STOCKHOLDERS – March 22, 2024 at 11:00 A.M. EASTERN Time

CONTROL ID:
REQUEST ID:

The stockholder(s) hereby appoint(s) Granger Whitelaw and Evan Sohn, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock and Preferred Stock of RECRUITER.COM GROUP, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 11:00 A.M., eastern time on March 20, 2024, virtually at https://agm.issuerdirect.com/rcrt, and any adjournment or postponement thereof.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/RCRT
PHONE:	1-866-752-VOTE(8683)

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ANNUAL MEETING OF THE STOCKHOLDERS OF RECRUITER.COM GROUP, INC.	PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ■

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1		FOR ALL	AGAINST ALL	FOR ALL EXCEPT
	To elect all seven (7) directors:	☐	☐	☐
	Evan Sohn			☐
	Granger Whitelaw			☐
	Miles Jennings			☐	Control ID:
	Steve Pemberton				REQUEST ID:
	Deborah Leff			☐
Lillian Mbeki
	Wallace Ruiz			☐

Proposal 2		FOR	AGAINST	ABSTAIN

To ratify the appointment of Salberg & Company, P.A. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 and for the fiscal year ending December 31, 2024 (the “Auditor Appointment”).

		☐	☐	☐

Proposal 3		FOR	AGAINST	ABSTAIN

To approve the adjournment of the Annual Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual Meeting, there are not sufficient votes to approve the Director Appointments and/or Auditor Appointment.

		☐	☐	☐

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ■
MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):
____________________________
____________________________
The Board of Directors recommends you vote “FOR ALL” directors on proposal 1.	____________________________

The Board of Directors recommends you vote “FOR” proposals 2 and 3.

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2024

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)

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